                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  February 21, 2001
                                                        -------------------


                           VION PHARMACEUTICALS, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                                    0-26534                     13-3671221
------------------------------                  ---------------            --------------
(State or Other Jurisdiction                    (Commission                   (IRS Employer
     of Incorporation)                          File Number)               Identification No.)



     4 Science Park, New Haven, CT                                                   06511
----------------------------------------                                           -------
(Address of Principal Executive Offices)                                           (Zip Code)


Registrant's telephone number, including area code: (203) 498-4210
                                                   -------------------


                                 Not Applicable
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events

     In a press release dated February 21, 2001, Vion Pharmaceutical Inc. (the "Company") announced the fourth quarter and year-end financial results for the period ended December 31, 2000.

     A copy of the press release is attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

          Exhibit 99.1 Press release dated February 21, 2001 announcing the fourth quarter and year-end financial results for the period ended December 31, 2000.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VION PHARMACEUTICALS, INC.



Date: February 23, 2000          By:   /s/ Alan Kessman
                                     ------------------
                                 Name:  Alan Kessman
                                 Title: President and Chief Executive Officer




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                                  EXHIBIT INDEX

               99.1 Press release dated February 21, 2001 announcing the fourth quarter and year-end financial results for the period ended December 31, 2000.